Legg Mason Equity Funds

                          Legg Mason Value Trust, Inc.
                       Legg Mason Total Return Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund


                Supplement to the Prospectus dated July 31, 2000


The following should replace the first sentence for Lisa O. Rapuano under the heading "Portfolio Management" on page 30 of the Prospectus:

Lisa O. Rapuano, CFA, Vice President and Director of Research of LMFM, has been primarily responsible for the day-to-day management of Special Investment Trust since January 2, 2001. Prior to this date, Mrs. Rapuano and Mr. Miller co-managed the fund for slightly over three years.


                    This Supplement is dated January 4, 2001.